As filed with the Securities and Exchange Commission on February 27, 2003

Registration Nos. 333-11465

and 811-4987

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 18	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940

Amendment No. 1	☒

UNITED INVESTORS LIFE VARIABLE ACCOUNT

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(800) 340-3787

Name and Address of Agent for Service:	Copy to:

John H. Livingston, Esq.	Frederick R. Bellamy, Esq.
United Investors Life Insurance Company	Sutherland, Asbill & Brennan LLP
2001 Third Avenue South	1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233	Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☐	On (date), pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☒	On April 28, 2003 pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Variable Life Insurance Policies

Prospectus

May 1, 2003

This prospectus describes the Advantage ISM Variable Life Insurance policy, a flexible premium variable life insurance policy (“policy”) issued by United Investors Life Insurance Company (“United Investors”). The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

You can allocate your policy’s values to:

•	United Investors Life Variable Account (the “Variable Account”), which invests in the mutual fund portfolios listed in the next column.

A prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the policies and the portfolios:

•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

If the loan balance exceeds the policy value less surrender charges, or if the surrender value becomes insufficient to cover the annual deduction of charges under the policy, the policy may terminate without value.

Generally, the policy will be a modified endowment contract for Federal income tax purposes. Therefore, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the policy. In addition, prior to your reaching actual age 59 1/2, these distributions generally would be subject to a 10% penalty tax.

ADVANTAGE ISM

VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE

LIFE INSURANCE POLICY

issued by

United Investors Life Insurance Company

through

United Investors Life Variable Account

Administrative Office

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

The policy offers a choice of 11 investment divisions of United Investors Life Variable Account. Each variable investment division invests in one of the following portfolios of W&R Target Funds, Inc.:

•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Growth Portfolio
•	High Income Portfolio
•	International Portfolio
•	Limited-Term Bond Portfolio
•	Money Market Portfolio
•	Science and Technology Portfolio
•	Small Cap Portfolio

The prospectus for W&R Target Funds, Inc. is attached; it describes these portfolios.

U-1003,Ed. 5-03

ii

iii

Policy Benefits/Risks Summary

The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the investment divisions, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE:    Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing.

Policy Benefits

Death Benefits

We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy’s maturity date. We pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death.

So long as the policy remains in force, the death benefit payable will be the greater of:

(a)	the policy’s minimum death benefit; or

(b)	a multiple of the policy value (ranging between 2 1/2 times and one times the policy value).

The death benefit therefore may, like the policy value, increase or decrease to reflect the performance of the variable investment divisions (to which your policy value is allocated). Subject to certain limits, you may change the policy’s minimum death benefit. Changing the policy’s minimum death benefit may have tax consequences.

Any outstanding loan balance reduces the death benefit proceeds. Additional premium payments may be required to keep the policy in force. (See “Risk of Termination.”)

Cash Benefits

Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) plus any loan balance. The policy value may be substantially less than the premiums paid.

•	Policy Loans. After the first policy year, you may take loans in aggregate amounts of up to 90% of the policy value, less any surrender charges and loan interest to the next policy anniversary. Policy loans reduce the amount available for allocations and transfers and may have tax consequences. (See “Tax Considerations.”)

•	Surrender. You may surrender the policy at any time for its surrender value. The surrender value is the policy value less any loan balance and any applicable surrender charges. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

Within certain limits, you may transfer all or part of your policy value among the variable investment divisions up to 12 times in a policy year.

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, or we pay the maturity benefit. In addition, transfers of policy value are not taxable transactions.

Dollar-Cost Averaging

Before the maturity date, you may have automatic monthly transfers of a predetermined amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

Free Look

For ten days after you receive the policy, you may cancel the policy and receive a full refund of the premium that was paid (or the amount required by your state, if greater). During this period, the entire policy value is held in the money market investment division.

Illustrations

Sample illustrations of hypothetical death benefits and policy values are in the Statement of Additional Information. You should receive your own personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)	understand
(i)	the long-term effects of different levels of investment performance and
(ii)	the charges and deductions under the policy; and

(b)	compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the initial premiums accumulated with interest and demonstrate that the policy value may be low (compared to the premium plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

If you invest your policy value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

Risk of Termination

If a policy’s loan balance exceeds its policy value less surrender charges, or if its surrender value becomes insufficient to cover the annual deduction when due, then the policy will terminate without value after a grace period. An additional premium payment will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

We anticipate that the policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the policy, particularly with respect to policies issued on a substandard basis. Please consult a tax advisor about these consequences.

The policies generally will be modified endowment contracts. Modified endowment contracts generally receive less favorable tax treatment than other life insurance policies. See “Tax Considerations” for a discussion of the tax treatment of policy distributions, including loans or surrender.

You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Surrender Risks

If you surrender the policy during the first 8 policy years, we will deduct a surrender charge from the policy value. The surrender charge rate is 8% of the initial premium for a surrender occurring in the first policy year. The surrender charge rate decreases thereafter by 1% per policy year. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

A surrender may have tax consequences.

Loan Risks

A policy loan will affect your policy in several ways.

•	A policy loan will permanently affect your policy value, even if the loan is repaid, because the investment results of the variable investment divisions may be less than (or greater than) the net interest rate credited on the amount transferred to our general account securing the loan. Your policy value, by comparison to a policy under which no loan has been made, will be less if this general account net interest rate is less than the investment return of the applicable variable investment divisions (and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions).

•	Your policy will terminate, if the loan balance exceeds the policy value less surrender charges. (See “Risk of Termination,” above.)

•	If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Loans under modified endowment contracts are treated as distributions for tax purposes. (See “Tax Considerations.”)

—

Portfolio Risks

A comprehensive discussion of the risks of each investment portfolio may be found in the W&R Target Funds, Inc. prospectus. Please refer this prospectus for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the policy, transfer policy account value among the investment divisions, or request policy illustrations. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted—Maximum Guaranteed Charge

Annual Deduction:	Upon each of the first 10 policy anniversaries	1.2% of the Initial Premium[1]

Deduction from Additional Premium Payments:	Upon payment of approved Additional premiums after the first policy year	8.50% of each Additional premium payment after the Initial Premium[2]

Surrender Charges:	Upon surrender during the first 8 policy years	8% of the initial premium in the first policy year. The surrender charge rate decreases by 1% per policy year to 0% after eight policy years

Policy Loan Interest Charge:	Daily on any outstanding loan	2.0% annually[3] Certain loans may have a 0% charge

[1]	This charge consists of: (a) 0.85% for sales expenses; (b) 0.10% for underwriting and issue expenses; and (c) 0.25% for state and local premium taxes.
[2]	This charge consists of a 6% Sales Load and a 2.5% premium tax charge. Within limits, you can pay additional premiums after the first policy year.
[3]	Interest is charged daily on any outstanding loan at an effective annual rate of 6.0%. The loaned amount will be credited with interest at an effective annual rate of 4.0%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Cost of Insurance: [4]

Minimum and Maximum Charge	On each policy anniversary	$0.68-$295.90 per $1,000 of net amount at risk [5] annually	$0.44-$279.31 per $1,000 of net amount at risk annually
Representative Insured: Issue Age 50, Male Standard, in the first policy year	On each policy anniversary	$6.71 per $1,000 of net amount at risk annually	$5.37 per $1,000 of net amount at risk annually

Administrative Charge:	On each policy anniversary	$50	$50

Mortality and Expense Risk Charge:	Daily	Annual rate of 0. 60% of the average daily net assets of each variable investment division you are invested in	Annual rate of 0.60% of the average daily net assets of each variable investment division you are invested in

[4]	Cost of insurance charges vary based on the insured’s attained age, sex, and risk class. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our administrative office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured’s age and risk class, face amount, and initial premium.
[5]	The net amount at risk is equal to the amount by which the death benefit exceeds the policy value at the end of each policy year.

The next item shows the minimum and maximum total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the W&R Target Funds, Inc. prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

	Minimum		Maximum

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)		—

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.

W&R Target Funds, Inc. Annual Portfolio Operating Expenses(1)

(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(2)	Other Expenses(3)	Total Portfolio Expenses

Asset Strategy

Balanced

Bond

Core Equity

Growth

High Income

International

Limited-Term Bond(4)

Money Market

Science and Technology

Small Cap

(1)	These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.
(2)	Each portfolio pays a service fee to Waddell & Reed, Inc., the underwriter of W&R Target Funds, Inc., of no more than 0.25% of the portfolio’s average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.
(3)	Other Expenses are those incurred for the year ended December 31, 2002.
(4)	The Fund’s investment manager is waiving all of its Management Fee. After the waiver, the 2001 expenses of the Limited-Term Bond portfolio were %.

Actual expenses of W&R Target Funds, Inc. may be greater or less than those shown.

The Policy

The Policy in General

The Advantage I variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a)	provides insurance protection on the life of the insured until the policy’s maturity date.

(b)	allows you to change the minimum death benefit payable under the policy.

(c)	provides the opportunity for policy value buildup on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d)	permits you to surrender the policy completely or to borrow against the policy value. Loans will affect the policy value and may affect the death benefit and termination of the policy. Generally, surrenders and loans will both be treated as taxable distributions.

In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

Purchasing a Policy

To purchase a policy, you must complete an application, submit it to our administrative office, and pay an initial premium of at least $5,000. (See “Premiums” below.) The initial premium must be paid prior to the policy’s effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy’s effective date. If the proposed insured dies before the policy’s effective date, our sole obligation will be to return the premium paid plus any interest earned on it.

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable investment divisions.

Generally, we will issue a policy covering an insured up to attained age 75 (on the policy’s effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We reserve the right not to accept an application for any lawful reason.

Replacement of Existing Insurance.    It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the policy until we have received an initial premium from your existing insurance company, the issuance of the policy may be delayed.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy’s effective date.

“Free Look” Right to Cancel the Policy

During the “free look” period, you may cancel your policy and receive a refund of the premium that was paid (or the amount required by your state, if greater). The “free look” period expires 10 days after you receive your policy. In order to cancel the policy, you must return it by mail or other delivery before the end of the “free look” period to our administrative office or to the agent who sold it to you.

Policy Changes

We may make changes in the policy at any time if we believe the changes are:

(a)	necessary to assure compliance at all times with the definition of life insurance in the Internal Revenue Code;

(b)	necessary to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject;

(c)	necessary to reflect a change in the operation of the Variable Account, if allowed by the policy; or

(d)	necessary or appropriate to conform the policy to, or give you the benefit of, any Federal or state statute, rule, or regulation.

Only an executive officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our executive officers to be valid, and in some states, are subject to your signed acceptance.

Right to Exchange for Fixed Life Insurance

Once during the first two policy years, you have the right to exchange the policy for a single premium life insurance policy that provides for benefits that do not vary with the investment return of the variable investment divisions. We will not require evidence of insurability. We will require that:

(a)	this original policy be in force;

(b)	you file a written request; and

(c)	you repay any existing loan balance.

The new policy will have the same initial death benefit, effective date and issue age as the original policy. The premium for the new policy will be based on our rates in effect on its effective date for the same class of risk as under the original policy. Upon request, we will inform you of the single premium for the new policy, and any extra sum required or allowance to be made for a premium or cash value adjustment that takes appropriate account of the premium and values under both the original policy and the new policy. If required, a detailed statement of the method of computing such an adjustment has been filed with the insurance regulator of the states where the policies are delivered.

Premiums

The minimum initial premium required to purchase a policy is $5,000. The minimum death benefit payable under the policy depends on the amount of the initial premium paid (plus any additional premiums paid, as discussed below) and the issue age, sex, and risk class of the proposed insured.

Although you can purchase the policy with a single premium, you may pay additional premiums (within certain limits) after the first policy year. Only one additional premium (not counting grace period premiums, discussed below) may be paid in any policy year. Each additional premium that does not require an increase in the minimum death benefit must be at least $500. Each additional premium that does require an increase in the minimum death benefit must be at least $5,000 and is subject to certain conditions. (See “Changing the Minimum Death Benefit.”)

Aside from any additional premium you may pay voluntarily, additional premiums may be required to keep the policy in force. (See “Grace Period and Termination.”) Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See “Tax Considerations.”)

Allocation of Premiums

In the application for the policy, you specify (in whole percentages, from 0% to 100%) how you want the initial premium allocated among the investment divisions of the Variable Account.

Between the date that we receive the initial premium and the policy’s effective date, the initial premium is held in our general account and is credited with interest as if it had been invested in the money market investment division of the Variable Account. From the policy’s effective date to the seventeenth day after the policy’s effective date or the first business day thereafter, the initial premium plus any accrued interest will be allocated to the money market investment division. At the end of this period, your policy value will be transferred to other investment divisions of the Variable Account in accordance with the allocation instructions in your application. The seventeen-day period includes the 10-day “Free Look” period, plus 7 days for processing and policy delivery.

Additional premiums not requiring our approval will be allocated in accordance with your instructions on the date of receipt. If our approval is required, the additional premium will be held in our general account and credited with interest as if it had been invested in the money market investment division until the date of approval. Then we will invest the additional premium (and interest credited) in accordance with your written instructions. If no instructions are given, then the additional premium will be invested in the same proportions that the value of each variable investment division bears to your existing variable account value.

Your policy value will vary with the investment performance of the variable investment divisions you select, and you bear the entire investment risk for the amounts allocated to the Variable Account. In addition to affecting the policy value, investment performance may also affect the death benefit payable under the policy. You should periodically review your allocation of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Grace Period and Termination

A policy will terminate on the earliest of:

(a)	the date the policy is surrendered;

(b)	the end of the grace period;

(c)	the date of death of the insured; or

(d)	the policy’s maturity date.

If the loan balance exceeds the policy value less surrender charges, or if the surrender value is insufficient to cover the annual deduction, then the policy will terminate without value unless, during a grace period of 61 days—from the date notice is mailed to you—you pay a grace period premium sufficient to keep the policy in force. The grace period premium will not exceed the amount by which the loan balance exceeds the policy value less surrender charges, plus any accrued and unpaid annual deduction as of the date of the notice. Payment of the grace period premium will be sufficient to keep the policy in force until the next policy anniversary, regardless of investment performance. If the grace period premium is not paid before the expiration of the grace period, the policy will terminate without value. If the insured dies during the grace period, then any loan balance or overdue annual deduction will be deducted from the death benefit to determine the proceeds payable. See “Other Policy Provisions” for information on reinstating a policy.

Tax-Free Exchanges (1035 Exchanges)

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Policy Values

Policy Value

On the policy’s maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy may be surrendered at any time for the surrender value, which is equal to the policy value less any loan balance and less any applicable surrender charge. (See “Surrender Charge.”) The policy value equals the variable account value plus the loan balance. The policy value will begin to vary immediately to reflect:

(a)	the investment performance of the variable investment divisions to which the policy value is allocated;

(b)	any loan activity; and

(c)	the charges assessed in connection with the policy.

There is no guaranteed minimum policy value.

Variable Account Value

Your policy’s variable account value is equal to the sum of the values attributed to your policy in the investment divisions of the Variable Account. The variable account will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The variable account value equals the policy value less any loan balance. The value of each variable investment division is calculated first on the policy’s effective date and thereafter on each normal business day. On the policy’s effective date, the value attributed to your policy in the variable investment divisions is equal to the amount of the initial premium plus any accrued interest from the date of the receipt of the initial premium to the policy’s effective date. On any business day thereafter, the value attributed to your policy in each variable investment division equals what it was on the previous business day, multiplied by the appropriate net investment factor for the current business day increased and/or decreased by the amounts specified below.

The value of a variable investment division increases by:

(a)	the amount of any net premium payments allocated to the variable investment division during the current business day;

(b)	the amount of any transfers from other variable investment divisions during the current business day; and

(c)	the amount of any loan repayments allocated to the variable investment division during the current business day.

The value of a variable investment division decreases by:

(a)	the amount of any transfers to other variable investment divisions during the current business day;

(b)	the portion of any annual deduction allocated to the variable investment division during the current business day; and

(c)	the amount of any loan or loan interest transferred from the variable investment division during the current business day.

Unit Values.    When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division’s unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)	the allocated portion of the annual deduction is taken from the variable investment division;

(b)	a policy loan is taken from the variable investment division; or

(c)	an amount is transferred from the variable investment division.

Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transaction in good order.

A variable investment division’s unit value is an index we use to measure investment performance. Each variable investment division’s unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Death Benefits

If the insured dies while the policy is in force and prior to the policy’s maturity date, we will pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death. (See “Payments.”) The death benefit will be paid to the beneficiary named in the policy. (See “Beneficiary.”)

Amount of Death Benefit Payable

The amount of death benefit payable will never be less than the policy’s minimum death benefit (reduced by any outstanding policy loans) so long as the policy remains in force. You may select from a range of initial minimum death benefits. The minimum death benefit can be an amount determined by treating the premium paid as equal to 100% of Guideline Single Premiums (as defined for Federal income tax purposes). At your option, the minimum death benefit can also be an amount not greater than 133% of that amount. (See “Grace Period and Termination.”)

The death benefit payable under the policy is the greater of:

(a)	the minimum death benefit; or

(b)	the policy value on the date of death multiplied by the applicable death benefit factor for the insured’s attained age shown in the table below.

Death Benefit Factors.    The death benefit factor is a multiple that ranges between two and one-half times and one times the policy value. It is 2.50 up to the insured’s age 40 and declines thereafter as the insured’s age increases, as specified in the following table.

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
0-40	2.50	54	1.57	68	1.17
41	2.43	55	1.50	69	1.16
42	2.36	56	1.46	70	1.15
43	2.29	57	1.42	71	1.13
44	2.22	58	1.38	72	1.11
45	2.15	59	1.34	73	1.09
46	2.09	60	1.30	74	1.07
47	2.03	61	1.28	75-90	1.05
48	1.97	62	1.26	91	1.04
49	1.91	63	1.24	92	1.03
50	1.85	64	1.22	93	1.02
51	1.78	65	1.20	94	1.01
52	1.71	66	1.19	95+	1.00
53	1.64	67	1.18

The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

The policy value will begin to vary on the policy’s effective date to reflect the investment performance of the amounts allocated under your policy to the investment divisions of the Variable Account. There is no guarantee that the policy value will increase (it may decrease), nor is there any guarantee that the death benefit payable will increase above the minimum death benefit.

The minimum death benefit is shown in your policy. Payment of additional premiums may require an increase in the minimum death benefit to continue the policy as a contract of life insurance for Federal income tax purposes. We will send a new Policy Data page to you whenever the minimum death benefit changes due to the payment of additional premiums under your policy.

We will compute the amount of the death benefit as of the end of the business day during which the insured dies or, if not a business day, the first business day thereafter. We will pay the death benefit proceeds upon receiving proof of the insured’s death. The proceeds may be paid in a lump sum or under one of the payment options set forth in the policy. (See “Payment Options.”) The death benefit proceeds are the death benefit payable, reduced by any outstanding loan balance.

Sample Death Benefits.    The following table shows sample initial minimum death benefits for initial premiums of $10,000 and $25,000 at female age 35 and male age 55.

Initial Minimum Death Benefit

Initial Premium:	$10,000		$25,000

Age	Least Amount	Greatest Amount	Least Amount	Greatest Amount

35 female	$62,365	$82,945	$164,860	$219,264

55 male	$24,039	$31,972	$62,499	$83,124

A higher death benefit provides more insurance and, of course, costs more. Thus, a higher death benefit will result in a higher mortality charge. (See “Cost of Insurance.”)

Changing the Minimum Death Benefit

You may request an increase or a decrease in the minimum death benefit once each policy year after the first policy year. The minimum death benefit may not be decreased if it would cause a policy to fail to qualify as a contract of life insurance for Federal income tax purposes. Changing the minimum death benefit may have tax consequences. You should consult a tax advisor before requesting a change.

At your request (as policy owner), or to keep premiums from exceeding the limit qualifying the policy as a contract of life insurance for Federal income tax purposes, we will increase the minimum death benefit of your policy, provided:

(a)	the increased amount plus any other existing insurance does not, in our opinion, exceed an appropriate maximum amount of coverage on the insured’s life;

(b)	satisfactory evidence of insurability for the insured’s risk class is furnished to us; and

(c)	the request is accompanied by a minimum additional premium of $5,000.

We will notify you as to the acceptable amount of any increase in the minimum death benefit and refund any excess premium. The accepted premium must equal or exceed a minimum additional premium.

Beneficiary

You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured’s death, we will pay the death benefit proceeds to you, if living, or to your estate.

Surrenders

You may surrender your policy for its surrender value by sending a written request in good order to our administrative office. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders will ordinarily be paid within seven days after we receive your written request. We may postpone payment of surrenders under certain conditions. (See “Delay or Suspension of Payments.”)

Upon surrender of your policy, we will pay you the surrender value. The surrender value is:

(a)	the policy value; minus

(b)	any loan balance; minus

(c)	the surrender charge, if any (during the first eight policy years).

Coverage under the policy will terminate as of the date we receive your written request for surrender. Surrenders may be taxable transactions. (See “Tax Considerations.”)

Transfers

General

You may transfer all or part of your policy value from one variable investment division to one or more of the other variable investment divisions up to 12 times in a policy year. There is no charge for making transfers. The minimum amount that may be transferred out of a variable investment division is $1,000 or, if less, your variable account value in that variable investment division. Transfers are not allowed during the “free look” period.

Transferring the value of one variable investment division into two or more variable investment divisions counts as one transfer request. However, transferring the values of two variable investment divisions into one variable investment division counts as two transfer requests.

Transfer requests may be made by satisfactory written or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Payments.”) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers or other policy changes. FAX requests received at the following number prior to 4 p.m. Eastern Time, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the date they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Market Timing and Other Impermissible Transfers.    The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

We also reserve the right to require that all transfer requests be made by the owner personally and not by the registered representative or by any third party holding a power of attorney. In addition, we can require that each transfer be made by a separate communication, in a separate envelope and delivered separately, and we can require that each transfer be submitted in writing and manually signed by the owner.

Dollar-Cost Averaging

The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to up to four of the other variable investment divisions on a monthly basis prior to the policy’s maturity date. Automatic transfers will be made on the day of the month selected in your application if a business day, or on the first business day thereafter. Transfers will be made at the unit values determined as of the close of business on the date of the transfer. The minimum automatic transfer amount is $100. If the transfer is to be made to more than one variable investment division, a minimum of $25 must be transferred to each variable investment division selected.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Loans

A loan taken from, or secured by, a policy may have Federal income tax consequences. (See “Tax Considerations.”)

After the first policy year, you may borrow against your policy in an amount up to the loan value. The loan value is 90% of the policy value, less surrender charges and interest to the next policy anniversary. You may borrow in one or more separate loans any amount up to the difference between the loan value and any existing loan balance. We charge an effective annual interest rate of 6% on all loans. We include interest until the next policy anniversary in determining the maximum loan value. The loan balance equals the total of all outstanding policy loans and accrued interest on these loans. The loan value of the policy is the sole security for the loan. The minimum loan amount is $200. If you request more than four loans in any one policy year, we deduct a $25 transaction charge for each additional loan.

We will transfer an amount equal to each policy loan from the variable investment divisions to our general account as security for the loan balance. We will allocate the amount to be transferred in the same proportion that the value of each variable investment division bears to your variable account value, unless you specify the variable investment divisions from which the loan is to be made. We will credit the amounts transferred to our general account (equal to the loan balance) with interest earnings at an effective annual rate of 4.0%. Currently, an additional 2.0% (for a total of 6.0%) is credited on loaned amounts that do not exceed the policy value less the total premiums paid, excluding grace period premiums. We may change this additional interest rate in the future. Your variable account value is reduced by the amount transferred to our general account (to secure the loan balance), including loan interest charges that become part of the loan because they are not paid when due.

Loan interest is charged daily and is due on each policy anniversary (or when the loan is paid back). If loan interest is not paid when due, it will be added to the principal of the loan and interest shall be charged thereon. In this case, the unpaid interest will be taken from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value.

If the loan balance exceeds the policy value less surrender charges, the policy will terminate without value unless premium payments sufficient to keep the policy in force are made by the end of the grace period. (See “Grace Period and Termination.”)

Effect of Policy Loan.    A policy loan will affect your policy in several ways.

First, a policy loan will permanently affect the policy value, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment return of the variable investment divisions selected by you is less than or greater than the net interest rate credited to the amount transferred to the general account securing the loan (currently 0% or -2%). In comparison to a policy under which no loan is outstanding, the policy value will be lower if the net interest rate credited to the amount in the general account securing a loan is less than the investment return of the variable investment divisions and greater if the general account net interest rate is higher than the investment return of the variable investment divisions.

Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Third, your policy will terminate if the loan balance exceeds the policy value less surrender charges. The policy may terminate unless you pay a sufficient additional premium to avoid termination during a 61-day grace period.

Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the “Tax Considerations” section of this prospectus).

Repayment of the Loan Balance.    You may repay all or part of the loan balance at any time while the insured is alive and the policy is in force. Repayments must be in amounts of at least $200 or the outstanding loan balance if less. Amounts we receive while a loan is outstanding will be considered a loan repayment unless you instruct otherwise.

Upon repayment of the loan balance, the portion of the repayment allocated to each variable investment division will be transferred from our general account and increase your variable account value in that variable investment division. The repayment will be allocated among the variable investment divisions in the same proportion that the value of each variable investment division bears to the variable account value, unless you instruct us otherwise. We will allocate the repayment of the loan balance to the variable investment divisions when the repayment is received.

Postponement of a Loan.    We will usually pay loan proceeds within seven days after we receive your written request. However, loans may be deferred under certain circumstances. (See “Delay or Suspension of Payments.”)

Payments

Written requests for payment must be sent to our administrative office. We will ordinarily pay any death benefit, loan amount, or surrender value within seven days after we receive at our administrative office all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured’s death, the amount of any payment will be determined as of the date our administrative office receives all required documents and information.

Telephone or FAX requests may be allowed by us in certain circumstances.

Delay or Suspension of Payments.    We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

(a)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because

(i)	the New York Stock Exchange is closed for other than a regular holiday or weekend,

(ii)	trading is restricted by the SEC, or (iii) the SEC declares that an emergency exists; or

(b)	the SEC by order permits postponement of payment to protect our policy owners.

We also may defer making payments attributable to a premium check that has not cleared your bank.

The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Policy Reinstatement

If the grace period has expired, you may reinstate the policy by:

(a)	submitting a written request at any time within three years after the end of the grace period and before the policy’s maturity date;

(b)	providing us with satisfactory evidence of insurability;

(c)	paying an additional premium sufficient to cover all previous annual deductions that were due and unpaid; and

(d)	repaying or reinstating any loan balance which existed on the policy at the end of the grace period.

If we approve the reinstatement, then:

(a)	the effective date of reinstatement will be the date of your written request or the date the required additional premium is paid, if later;

(b)	the death benefit will be reset to its level at the end of the grace period; and

(c)	we will resume making charges and deductions from policy value as of the date of reinstatement.

(See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the policy value.

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation, a financial services holding company specializing in life and supplemental health insurance. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

Published Ratings.    We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

The Variable Account and the Portfolios

The Variable Account

The variable investment divisions are “sub-accounts” or divisions of the United Investors Life Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on January 5, 1987. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses (whether or not realized) arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)	add investment divisions to, or remove investment divisions from, the Variable Account;

(b)	combine the Variable Account with other separate accounts;

(c)	replace the shares of a portfolio by substituting shares of another portfolio of W&R Target Funds, Inc. or another investment company

(1)	if shares of the portfolio are no longer available for investment, or

(2)	if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

(d)	end the registration of the Variable Account under the 1940 Act;

(e)	disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)	operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following investment portfolios available to the Variable Account:

  1.    Asset Strategy Portfolio;

  2.    Balanced Portfolio;

  3.    Bond Portfolio;

  4.    Core Equity Portfolio;

  5.    Growth Portfolio;

  6.    High Income Portfolio;

  7.    International Portfolio;

  8.    Limited-Term Bond Portfolio;

  9.    Money Market Portfolio;

10.    Science and Technology Portfolio; and

11.    Small Cap Portfolio.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the W&R Target Funds, Inc. prospectus, which accompanies this prospectus. You should read this prospectus carefully and keep it for future reference.

Portfolio	Investment Objectives and Certain Policies

Asset Strategy	The Asset Strategy Portfolio seeks high total return over the long term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

Balanced

The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

Bond	The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.

Core Equity

The Core Equity Portfolio seeks capital growth and income. It invests primarily in common stocks of large U.S. and foreign companies that have the potential for capital appreciation or are expected to resist market decline.

Growth

The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.

High Income

The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio’s goals.

International

The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

Limited-Term Bond

The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.

Money Market

The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money market obligations and instruments.

Science and Technology

The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its investments primarily in the equity securities of U.S. and foreign companies whose products, processes or services are being or are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.

Small Cap

The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

In addition to the Variable Account, W&R Target Funds, Inc. may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of W&R Target Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of W&R Target Funds, Inc. and to substitute shares of another portfolio of W&R Target Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

(a)	laws or regulations are changed;

(b)	the shares of W&R Target Funds, Inc. or one of its portfolios are no longer available for investment, or;

(c)	in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of W&R Target Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)	operated as a management company under the Investment Company Act of 1940;

(b)	deregistered under that Act in the event such registration is no longer required; or

(c)	combined with other United Investors separate accounts.

Voting of Portfolio Shares

We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. W&R Target Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners’ voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

Deductions from Premiums

We do not impose any charge or deduction against the initial premium prior to its allocation to the Variable Account. However, we do deduct a sales load of 6.0%, and a premium tax charge of 2.5%, of any additional premiums (excluding grace period premiums) prior to their allocation to the Variable Account.

Annual Deduction

On each policy anniversary, we deduct several charges to compensate us for certain costs and expenses. We make the deductions pro rata from each of the variable investment divisions to which your variable account value is allocated. This is called the “annual deduction.”

Deductions on Each of the First Ten Policy Anniversaries

On each of your first ten policy anniversaries, we deduct a charge equal to 1.20% of the initial premium. This charge consists of 0.85% for sales expenses, 0.10% for underwriting and issue expenses, and 0.25% for premium taxes. Each of these charges is discussed below.

Sales Expenses

The 0.85% charge is for certain sales and other distribution expenses incurred at the time the policies are issued, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

Underwriting and Issue Expenses

The 0.10% charge compensates us for initial underwriting costs and for certain expenses incurred in issuing the policy, including the cost of processing applications, conducting medical examinations, determining insurability, and establishing records.

State and Local Premium Taxes

The 0.25% charge compensates us for the average premium tax expense incurred when issuing the policy. We currently incur state premium taxes ranging from zero to 4%. In some states, localities charge additional premium taxes.

Cost of Insurance

On each policy anniversary (including the first ten), we deduct a mortality charge to compensate us for the cost of insurance for the preceding policy year. Specifically, this charge is designed to compensate us for the anticipated cost of paying death benefits to the beneficiaries of insureds who die while the policy is in force. On the policy’s effective date, the death benefit is substantially higher than the initial premium payment. As the insured grows older and if investment results have been sufficiently favorable, then the difference between the policy value and the death benefit will become smaller. Until the policy’s maturity date, the death benefit will always be higher than the policy value. To enable us to pay this amount at risk, we deduct the mortality charge.

The mortality charge is based on the policy’s net amount at risk (which is the difference between the death benefit and the policy value as of the end of the policy year) and on the attained age, sex and risk class of the insured. We will determine annual cost of insurance rates based upon our expected future mortality experience. The rates are guaranteed not to exceed the maximum cost of insurance rates specified in the policy, which are contained in the 1980 Commissioners’ Standard Ordinary Mortality Table, Age Nearest Birthday, or a multiple thereof for substandard classes.

Administrative Expenses

On each policy anniversary (including the first ten), we deduct a $50 charge to compensate us for expenses we incur in administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers, policy loans and policy changes, providing reports to policy owners, and overhead costs. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that policy.

Mortality and Expense Risk Charge

We deduct a daily charge from the Variable Account at an effective annual rate of 0.60% of the average daily net assets of each variable investment division to compensate us for assuming certain mortality and expense risks under the policy. We may realize a profit from this charge and may use the profit for any purpose, including distribution expenses. We may not increase the level of this charge, which is guaranteed for the life of the policy. The mortality risk is the risk that the cost of insurance charges specified in the policy will be insufficient to meet actual claims. The expense risk is the risk that the other expense charges may be insufficient to cover the actual expenses we incur in connection with the policy.

Surrender Charge

If you surrender the policy during the first eight policy years, then we will deduct a surrender charge as a percentage of the initial premium, as specified in the following table of surrender charges:

Policy Year:	1st	2nd	3rd	4th	5th	6th	7th	8th	9th or greater

Surrender Charge %:	8%	7%	6%	5%	4%	3%	2%	1%	none

No surrender charge applies after the first eight policy years. Because the surrender charge is based on the amount of the initial premium, the dollar amount of the charge will decrease each policy year by a fixed amount regardless of the investment experience of the Variable Account.

We will deduct the surrender charge from the proceeds payable upon surrender to partially compensate us for sales expenses incurred in connection with the policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The amounts we derive from the surrender charge, along with the deduction on the first ten policy anniversaries for sales expenses and the sales load deducted from additional premiums, may not be sufficient to cover the policy’s distribution expenses. We may recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge and mortality gains).

Fund Expenses

The value of the assets of the Variable Account will reflect the investment advisory fee, 12b-1 fee, and other expenses incurred by the portfolios. For more information, see the “Summary” of this prospectus and the accompanying prospectus for W&R Target Funds, Inc.

Tax Considerations

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that policies issued on a standard rating class should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissable amount of premiums is paid under a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through W&R Target Funds, Inc., will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.    We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.    Because of the premium level contemplated under the policy, policies entered into after June 20, 1988 will in most circumstances be treated as modified endowment contracts. Moreover, a policy entered into before June 21, 1988 that is “materially changed” after June 20, 1988 may in certain circumstances be treated as a modified endowment contract. With respect to a policy entered into before June 21, 1988, a change in such policy’s minimum death benefit, the payment of an additional premium, or the exchange of such a policy, among other things, may cause a material change to such a policy, which could result in the treatment of the policy (or the new policy in the case of an exchange) as a modified endowment contract. The “material change” rules for determining when a policy entered into before June 21, 1988 will be treated as a modified endowment contract are extremely complex. Therefore, a policy owner should consult a competent tax advisor before paying any additional premium or effecting any other change in (including an exchange of) a policy entered into before June 21, 1988. In addition, a life insurance contract received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract.

Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

(1)	First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the “investment in the policy” (described below) at such time.

(2)	Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

(3)	Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

(a)	is made on or after the policy owner reaches actual age 59 1/2,

(b)	is attributable to the policy owner’s becoming disabled, or

(c)	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with policy loans are less clear where there is little or no difference between the interest rate charged on the loan and the interest rate credited on the loaned amount, and a tax advisor should be consulted about such loans.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Policy Loan.    Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Investment in the Policy.    “Investment in the policy” means:

(a)	the aggregate amount of any premiums or other consideration paid for a policy; minus

(b)	the aggregate amount received under the policy which is excluded from the gross income of the policy owner (except that the amount of any loan from, or secured by, a policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded); plus

(c)	the amount of any loan from, or secured by, a policy that is a modified endowment contract to the extent that such amount is included in the gross income of the policy owner.

Multiple Policies.    All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

Withholding.    To the extent that distributions are taxable, they are generally subject to withholding for your federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

Alternative Minimum Tax.    Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

Other Policy Owner Tax Matters.    The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. In addition, the Internal Revenue Service has recently proposed changes to the rules governing split dollar life insurance arrangements. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

The transfer of the policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

Split-Dollar Arrangements.    The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations.    Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

We incur state and local premium taxes. The amount of the charge we deduct for such taxes is discussed above under “Charges and Deductions.” At the present time, we make no charge to the Variable Account for any Federal, state or local taxes (other than state and local premium taxes) that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee V. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Sale of the Policies

Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the policies. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for policies it sold before that date. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). A commission may be paid to broker-dealers or agents in connection with sales of the policies.

SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, is the principal underwriter of the policies issued pursuant to applications received by us on or after May 1, 2001. SAL Financial Services, Inc. is a corporation organized under the laws of the state of Maryland in 1989. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	The surrender charge;

•	the mortality and expense risk charge;

•	the cost of insurance charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our administrative office for additional information that may be applicable to your state.

Legal Proceedings

United Investors and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Variable Account.

Financial Statements

Our financial statements which are included in the Statement of Additional Information to this prospectus should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Glossary

Attained Age	The age of the insured on his or her birthday nearest the beginning of each policy year.

Beneficiary	The person or persons to whom the policy’s death benefit is payable when the insured dies, as named in the application unless subsequently changed.

Business Day	Each day that the New York Stock Exchange and our administrative office are open. Currently, the Friday after Thanksgiving and December 26 (the Friday after Christmas) are not Business Days.

Cash Surrender Value	Policy value less any applicable surrender charges.

Death Benefit	The amount of insurance payable under the policy when the insured dies.

Grace Period Premium	That portion of the payment described in the grace period provision of the policy which represents accrued and unpaid annual deductions.

Insured	The person whose life is insured by the policy.

Issue Age	The age of the insured on his or her birthday nearest the policy’s effective date.

Loan Balance	The sum of all outstanding loans on the policy, plus any accrued loan interest.

Maturity Date	The policy anniversary nearest the insured’s 95th birthday.

Minimum Death Benefit

The least amount of death benefit payable while the policy remains in force. It is determined by the insured’s age at death, sex, risk class, and the amount of initial and any additional premiums paid.

Net Investment Factor	The index used to measure the investment performance of a variable investment division from one business day to the next.

Net Premium	The premium paid less any deduction for sales expenses or premium taxes.

Payee	The beneficiary, or any other person, estate or legal entity to whom benefits are to be paid under the policy.

Policy Anniversary

The same day and month as the policy’s effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.

Policy’s Effective Date	The date from which policy anniversaries and policy years are determined. Your policy’s effective date is shown in your policy.

Policy Value	The sum of the variable account value and any loan balance.

Policy Year	A year that begins on the policy’s effective date or on a policy anniversary.

Proceeds	The amount payable under a policy (i) when the insured dies, (ii) on the policy’s maturity date, or (iii) when the policy is surrendered.

Surrender Value	Proceeds of the policy if it is surrendered prior to the maturity date. It is the policy value, less any loan balance and any applicable surrender charge.

Terminate	Discontinuation of all the policy’s insurance coverage because the policy is no longer in force.

Variable Account	United Investors Life Variable Account, a separate account of United Investors Life Insurance Company.

Variable Account Value	The sum of the values of the variable investment divisions under a policy.

Variable Investment Division	One of the eleven investment divisions of the Variable Account.

We, Us, Our, or United Investors	United Investors Life Insurance Company.

Written Request	A request signed in writing by the policy owner.

You or Your	The policy owner.

Statement of Additional Information Table of Contents

Additional Policy Information
The Contract
Incontestability
Misstatement of Age or Sex
Suicide Exclusion
Assignment and Change of Owner
Dividends
Valuation of Units
Reduction in Charges for Certain Groups
Hypothetical Illustrations
Other Information
Underwriters
Experts
Potential Conflicts of Interest
Reports to Owners
Legal Matters
Additional Information
Financial Statements
Index to Financial Statements

[Outside back cover page]

The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call 1-800-340-3787 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference  into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website  (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-4987

UNITED INVESTORS LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Administrative Office

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

STATEMENT OF ADDITIONAL INFORMATION

Variable Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding ADVANTAGE I Variable Life Insurance, a variable life insurance policy (the “policy”) offered by United Investors Life Insurance Company (“United Investors”). This SAI is not a prospectus, and it should be read together with the prospectus for the policy dated May 1, 2003 (the “prospectus”). You may obtain a copy of the prospectus by writing or calling us at our address or phone number shown above. Terms used in the prospectus are incorporated in this SAI.

The date of this Statement of Additional Information is May 1, 2003.

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STATEMENT OF ADDITIONAL INFORMATION

Additional Policy Information	1
The Contract	1
Incontestability	1
Misstatement of Age or Sex	1
Suicide Exclusion	1
Assignment and Change of Owner	1
Reduction in Charges for Certain Groups	2
Hypothetical Illustrations	3
Other Information	7
Underwriters	7
Experts	7
Potential Conflicts of Interest	7
Reports to Owners	8
Legal Matters	8
Additional Information	8
Financial Statements	8
Index to Financial Statements	1

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Additional Policy Information

The Contract

The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Incontestability

After the policy has been in force during the insured’s lifetime for a period of two years from the policy’s effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the insurance amount, once two years have elapsed since the reinstatement date or effective date of the increase.

Misstatement of Age or Sex

The death benefit and any other amount paid will be adjusted if the insured’s age or sex has been misstated. The benefits paid will reflect the correct age and sex.

Suicide Exclusion

The policy limits the death benefit if the insured dies by suicide (while sane or insane) within two years after the policy’s effective date. In this instance, our liability will be limited to the total premiums paid less any loan balance.

If the insured dies by suicide (while sane or insane) within two years after the effective date of any increase in insurance requiring evidence of good health, the proceeds payable under the policy shall be:

(a)	reduced by the excess, if any, of the net amount at risk (death benefit minus policy value) on the date of the death over the net amount at risk immediately before the effect date of increase; and

(b)	increased by the cost of insurance changes deducted from policy value for this excess.

Assignment and Change of Owner

You may assign the policy subject to its terms. We will not be responsible for the validity or effect of any assignment, and no assignment will be binding upon us until we receive a written copy of it at our home office. Because an assignment may be a taxable event, you should consult a qualified tax advisor before making an assignment. (See “Tax Considerations” in the prospectus.)

Unless you inform us otherwise in writing, you may change the policy owner while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any payments we make or other action we have taken before we receive the request. Because a change of policy owner may have tax consequences, you should consult a qualified tax advisor before changing the owner. (See “Tax Considerations” in the prospectus.) A change of policy owner does not change the beneficiary designation. (See “Beneficiary” in the prospectus.)

Any such assignment or change of owner must be in a written form acceptable to us. (We may require you to send us your policy before making the change.)

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Dividends

The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

Valuation of Units

Each variable investment division’s unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division’s net investment factor for the current business day.

Net Investment Factor.    The net investment factor is an index applied to measure the investment performance of a variable investment division from one business day to the next. The net investment factor may be greater or less than one, so the value of a variable investment division may increase or decrease.

The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

(2)	the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the “ex-dividend” date occurs during the current business day; plus or minus

(3)	a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

(b)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

(2)	the charge or credit for any taxes reserved for the last prior business day; and

(c)	is a deduction for the current mortality and expense risk charge.

Reduction in Charges for Certain Groups

We may waive or reduce the charges for sales expenses (including the surrender charge) and administrative expenses, on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy; or

(b)	individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

2

Hypothetical Illustrations

The following tables illustrate how the policy values and death benefits of a policy may change with the investment experience of the portfolios of W&R Target Funds, Inc. The tables show how the policy values and death benefits of a policy issued to an insured of a given age who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of W&R Target Funds, Inc. were a uniform, gross, annual rate of 0%, 6% or 10%. The tables on pages 5 and 6 illustrate a policy issued to a male age 50 for $20,000 initial premium, standard risk class with the minimum initial death benefit. The policy values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 10% over a period of years, but fluctuated above and below those averages for individual policy years.

The second column of the tables shows the value of the premium paid accumulated at 5% interest. The following columns show the death benefits and the policy values for uniform hypothetical rates of return shown in these tables. The table on page 5 is based on the current cost of insurance and administrative charges. This reflects the basis on which we currently sell the policy. The maximum cost of insurance rates allowable under the policy are contained in the 1980 Commissioners’ Standard Ordinary Mortality Tables. The death benefits and policy values shown in the table on page 6 are based on the assumption that the maximum allowable cost of insurance rates as described above (“guaranteed cost”) and maximum allowable expense deductions are made throughout the life of the policy.

The values shown assume that a policy owner maintains policy values in equal proportion among the Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International, Limited-Term Bond, Money Market, Science and Technology, and Small Cap portfolios of W&R Target Funds, Inc. These values take into account:

(a)	a daily average of the investment management fee and other annual expenses incurred by those eleven portfolios in 2002 (which is equivalent to the annual rate of 0.69% of the aggregate average daily net assets of those portfolios);

(b)	the daily charge we deduct from each variable investment division for assuming mortality and expense risks (which is equivalent to an annual rate of 0.60%);

(c)	the annual deduction on each of the first ten policy anniversaries for

(1)	state and local premium taxes,

(2)	underwriting and issue expenses, and

(3)	sales expenses, which are together an annual rate of 1.20% of the initial premium;

(d)	the annual deduction for cost of insurance; and

(e)	the $50 annual deduction for administrative expenses.

The values shown also assume the service fee, at an average annual rate of 0.25%, under the Service Plan adopted August 21, 1998 by W&R Target Funds, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Taking into account the mortality and expense risk charge of 0.60% and the charges deducted by W&R Target Funds, Inc. for investment management fees, expenses and “12b-1” service fees, the illustrated gross annual investment rates of return of 0%, 6% and 10%, correspond to approximate net annual rates of             %,             % and             %, respectively. The hypothetical values shown in the tables do not reflect charges for any Federal income tax burden attributable to the Variable Account, since we are not currently deducting any such charges from the Variable Account. However, we may deduct such charges in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 10% by an amount sufficient to cover the tax charges in order to produce the death benefits and policy

3

values illustrated. (See “Tax Considerations” in the prospectus.)

The tables illustrate the values that would result based upon the hypothetical investment rates of return if only a single premium is paid and if no policy loans have been made.

Illustrated values would be different if the proposed insured were another age or risk class.

Upon request, we will provide a comparable illustration based upon the individual circumstances of a particular proposed insured and the initial death benefit requested under a policy.

4

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

MALE ISSUE AGE 50, STANDARD RISK CLASS

$20,000 SINGLE PREMIUM PAYMENT

$ MINIMUM DEATH BENEFIT

CURRENT COST OF INSURANCE AND ADMINISTRATIVE CHARGES

		DEATH BENEFITS(1)			POLICY VALUES(1)			SURRENDER VALUES(1)
		Assuming Hypothetical Gross Annual Rate of Return of:
End of Policy Year	Premium Payments plus Interest at 5% Per Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$	$	$	$	$	$	$	$	$	$
2
3
4
5
10
20
30
Age 65

(1)	Assumes no policy loans have been made.
(2)	In the absence of an additional premium payment, the policy would have terminated.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the W&R Target Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 6, and 10% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

5

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

MALE ISSUE AGE 50, STANDARD RISK CLASS

$2,000 SINGLE PREMIUM PAYMENT

$ MINIMUM DEATH BENEFIT

CURRENT COST OF INSURANCE AND ADMINISTRATIVE CHARGES

		DEATH BENEFITS(1)			POLICY VALUES(1)			SURRENDER VALUES(1)
		Assuming Hypothetical Gross Annual Rate of Return of:
End of Policy Year	Premium Payments plus Interest at 5% per Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$	$	$	$	$	$	$	$	$	$
2
3
4
5
10
20
30
Age 65

(1)	Assumes no policy loans have been made.
(2)	In the absence of an additional premium payment, the policy would have terminated.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the W&R Target Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 6%, and 10% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

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Other Information

Underwriters

SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama 35209, is the principal underwriter of the policies. For each of the last three fiscal years, SAL Financial Services, Inc. received the following sales compensation with respect to the Policies:

Fiscal year	Aggregate Amount of Commissions Paid to SAL Financial Services, Inc.

2000	$217,611.31*
2001	$ 26,004.13*
2002	$ 20.72

*	Waddell & Reed, Inc. was the principal underwriter of the Policies prior to April 30, 2001. Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for the Policies it sold before that date.

Commissions payable for Policy sales are 7.39% of premiums received.

Experts

The balance sheets of United Investors Life Insurance Company as of [            ] and [            ] and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for the years then ended and the balance sheets of the portfolios of United Investors Life Variable Account as of [            ] and the related statements of operations and changes in net assets for each of the three years in the period ended [            ] included in this prospectus have been audited by [            ], independent auditors, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

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The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Reports to Owners

At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also receive an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums, make transfers, or take out a policy loan.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

Financial Statements

The financial statements of United Investors, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

Index to Financial Statements

United Investors Life Variable Account
Independent Auditors’ Report	F-
Balance Sheets, December 31, 2002	F-
Statements of Operations for the Years Ended December 31, 2002 and 2001	F-
Statements of Changes in Net Assets for the Years Ended December 31, 2002 and 2001	F-
Notes to Financial Statements	F-
United Investors Life Insurance Company
Independent Auditors’ Report	F-
Balance Sheets, December 31, 2002 and 2001	F-
Statements of Operations for the Years Ended December 31, 2002, 2001 and 2000	F-
Statements of Equity for the Years Ended December 31, 2002, 2001 and 2000	F-
Statements of Cash Flows for the Years Ended December 31, 2002, 2001 and 2000	F-
Notes to Financial Statements	F-

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PART C

OTHER INFORMATION

Item 27.    Exhibits

(a)	Board of Directors Resolution. Resolution of the Board of Directors of United Investors establishing the United Investors Life Variable Account.(1)

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts.

(1)	SAL Financial Services, Inc. Agreements:
(a)	Principal Underwriting Agreement.(3)
(b)	Limited Selling Agreement.(6)

(d)	Contracts. Policy Form.(1)
(1)	Policy Endorsement, VL94.(4)

(e)	Applications. Application Form.(2)

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(1)	Certificate of Incorporation of United Investors Life Insurance Company.(1)
(2)	By-Laws of United Investors Life Insurance Company.(1)

(g)	Reinsurance Contracts.

(h)	Participation Agreements.
(1)	Participation Agreement for W&R Target Funds, Inc.(5)
(2)	First Amendment of Participation Agreement.(5)
(3)	Second Amendment of Participation Agreement.(5)

(i)	Administrative Contracts. Not Applicable.

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion. Opinion and consent of John H. Livingston, Esquire, Secretary and Counsel, as to the legality of the securities being registered.(7)

(l)	Actuarial Opinion. Opinion and Consent of W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, as to actuarial matters pertaining to the securities being registered.(7)

(m)	Calculations. (7)

(n)	Other Opinions.
(1)	Consent of Sutherland Asbill & Brennan LLP.(7)
(2)	Consent of Independent Auditors.(7)

(o)	Omitted Financial Statements. Not Applicable.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption. Description of issuance, transfer, and redemption procedures. (2)

1

(1)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).
(2)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, File No. 33-11465).
(3)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File 333-89797, filed on April 30, 2001.
(4)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Post-Effective Amendment. No. 8 to the Form S-6 Registration Statement, File No. 33-11465).
(5)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.
(6)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-89797, filed April 29, 2002.
(7)	To be filed by amendment.

2

Item 28.    Directors and Officers of the Depositor

United Investors Life Insurance Company (“United Investors”) is managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of the directors and senior officers.

Name and Principal Business Address*	Position and Offices with Depositor
Elizabeth Ann Allen***	Vice President, Claims Administration and Policy Service
W. Thomas Aycock	Director, Senior Vice President and Chief Actuary
Tony G. Brill**	Director and Executive Vice President, Administration
Terry W. Davis	Director and Senior Vice President, Administration
Thomas E. Hamby	Vice President
C.B. Hudson**	Director
Larry M. Hutchison**	Director
Michael J. Klyce	Vice President and Treasurer
John H. Livingston	Director, Secretary and Counsel
James L. Mayton, Jr.	Vice President
Mark S. McAndrew**	Senior Vice President, Marketing
Carol A. McCoy	Director and Assistant Secretary
Anthony L. McWhorter	Director, President and Chief Executive Officer
Carr W. Patterson	Vice President and Controller
Ross W. Stagner	Director and Senior Vice President, Marketing
Russell B. Tucker**	Vice President

*	Unless otherwise noted, the principal business address of each person is: United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35233.

**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

***	Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

Item	29. Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, United Investors, is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Name	Parent Co. Code	Jurisdiction
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
American Life and Accident Insurance Co.	A	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Globe Insurance Agency, Inc. (AL)	C	Alabama

3

Name	Parent Co. Code	Jurisdiction
Globe Insurance Agency, Inc. (AR)	A	Arkansas
Globe Life And Accident Insurance Co.	C	Delaware
Globe Marketing Services Inc.	A	Oklahoma
Liberty National Auto Club, Inc.	B	Alabama
Liberty National GroupCare, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Alabama
National Income Life Insurance Co.	E	New York
TMK Re, Ltd.	C	Bermuda
U.I. Brokerage Services, Inc.	F	Alabama
Torch Royalty Company	B	Delaware
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Delaware
United Investors Life Insurance Co.	B*	Missouri

*	Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes

A	Globe Life And Accident Insurance Co.
B	Liberty National Life Insurance Co.
C	Torchmark Corporation
D	United American Insurance Co.
E	American Income Life Insurance Company
F	United Investors Life Insurance Company

Item	30. Indemnification

Article XII of United Investors’ By-Laws of provides as follows:

ARTICLE XII

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

4

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Principal Underwriter

(a)  Other Activity.    SAL Financial Services, Inc., is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the “1940 Act”). It is not the principal underwriter for any other investment companies.

(b)  Management.    The following table provides certain information with respect to the officers and directors of SAL Financial Services, Inc.:

Name and Principal Business Address*	Positions and Offices with SAL Financial Services, Inc.
Christopher L. Frankel	President, Chief Executive Officer and Director
Declan O’Bierne	Chief Financial Officer
Brandi Hubbard	Chief Compliance Officer
James S. Holbrook**	Chairman of the Board of Directors
Eugene F. Woodham**	Director
Charles H. Catlett**	Director
W. Dennis Ferguson***	Director

*	The principal business address for the officers and directors listed is 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, 35209.
**	The principal business address for the directors listed is 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama, 35209.
***	The principal business address for the Director listed is 980 N. Federal Hwy., Suite 208, Boca Raton, Florida, 33432.

(c) Compensation From the Registrant.    The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2002:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
SAL Financial Services, Inc.	$20.72	None	N/A	None

5

Item 32.    Location of Accounts and Records

All of the accounts, books, records or other documents maintained by Section 31(a) of the 1940 Act and rules under it are maintained by United Investors at 2001 Third Avenue South, Birmingham, Alabama 35233.

Item 33.    Management Services

All management contracts are discussed in Part A or Part B.

Item 34.    Fee Representation

United Investors hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

6

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 26th day of February, 2003.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT (REGISTRANT)

By:	/s/ ANTHONY L. MCWHORTER
Anthony L. McWhorter Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/s/ ANTHONY L. MCWHORTER
Anthony L. McWhorter Director, President and Chief Executive Officer

7

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the dates indicated.

Signatures	Title	Date

C.B. HUDSON	Director	______

/s/ ANTHONY L. MCWHORTER
ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	February 26, 2003

/s/ W. THOMAS AYCOCK
W. THOMAS AYCOCK	Director, Senior Vice President and Chief Actuary	February 26, 2003

TONY G. BRILL	Director and Executive Vice President, Administration	______

LARRY M. HUTCHISON	Director	______

/s/ MICHAEL J. KLYCE
MICHAEL J. KLYCE	Vice President and Treasurer	February 26, 2003

/s/ JOHN H. LIVINGSTON
JOHN H. LIVINGSTON	Director, Secretary and Counsel	February 26, 2003

/s/ CAROL A. MCCOY
CAROL A. MCCOY	Director and Assistant Secretary	February 26, 2003

/s/ ROSS W. STAGNER
ROSS W. STAGNER	Director and Senior Vice President, Marketing	February 26, 2003

/s/ TERRY W. DAVIS
TERRY W. DAVIS	Director and Senior Vice President, Administration	February 26, 2003

/s/ CARR W. PATTERSON
CARR W. PATTERSON	Vice President and Controller	February 26, 2003

8